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MobileIron, Inc.
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The following blog post was made available by Simon Biddiscombe, the Chief Executive Officer of MobileIron, Inc.:

The Next Horizon of the MobileIron Journey

By: Simon Biddiscombe

Today is a historic day for MobileIron and I’m excited to share the news with you. Today we announced that MobileIron has entered into a definitive agreement to be acquired by Ivanti, a leading provider of enterprise-grade intelligent IT management and security software solutions. Additionally, Ivanti has also entered into an agreement to acquire Pulse Secure, a leading provider of secure access solutions for people, devices, things and services. This combination brings together three highly complementary businesses to create a powerful market leader in Unified Endpoint Management (UEM), Zero Trust Security, and Enterprise Service Management (ESM) — and the only company on the market that provides end-to-end coverage.

Over the past few months, we’ve taken meaningful actions to strengthen the foundation of our business and position MobileIron for sustainable, long-term growth in the current environment. We’ve continued to innovate to meet our customers’ and communities’ needs during the COVID-19 pandemic, which has completely altered how enterprises operate. Thanks to our team’s strong focus and execution, we’ve made great progress and have positioned the company well for the future. The value we provide to our enterprise customers is more important than ever before, and our zero trust security solutions are uniquely positioned to meet the security challenges of today’s increasingly remote world. This, along with our talented team and customer-centric culture, were some of the main reasons why Ivanti was attracted to MobileIron.

A Trio that is Better Together

I personally am very excited about joining forces with Ivanti and Pulse Secure. Together, we will have enhanced resources, a stronger operating model, and greater financial flexibility to deliver the most comprehensive set of solutions to help our global customers secure their digital workplaces in the new “work from everywhere” world. From a strategic perspective, this transaction enables us to combine MobileIron, Pulse Secure, and Ivanti’s complementary offerings and capabilities to create expanded reach and scale, while maintaining the innovation and customer-focused execution that is core to our value proposition.

The addition of MobileIron and Pulse Secure to Ivanti’s product portfolio will further strengthen its core product offerings, extending their solutions to every device in the enterprise. Together, we will enable companies to discover, manage, secure, and service every endpoint in the Everywhere Enterprise, in which employees, IT infrastructures and customers are everywhere — and mobile devices provide access to everything. Our mission hasn’t changed, and together, we will continue to build solutions that help enable and secure workers in the Everywhere Enterprise.

Ivanti’s current portfolio leverages AI and machine learning to empower organizations to self-heal and self-secure devices and provide self-service automation bots for remote workers. By acquiring MobileIron and Pulse Secure, Ivanti is delivering on its vision to enable the self-healing autonomous edge with adaptive security and contextualized, personalized experiences for remote workers, on any device they use. Together, we are committed to helping our customers adjust to the new normal and prepare for the future of work by seamlessly securing their digital workplaces, all while enhancing employee productivity.

The transaction is expected to be completed late in the fourth quarter of 2020, subject to approval by MobileIron stockholders and the satisfaction of regulatory and customary closing conditions. Until then, MobileIron will continue to operate as an independent company and we remain focused on providing outstanding customer service and delivering excellent execution of services.

On behalf of our Board of Directors and the entire management team, I want to thank all our customers for their support and all our employees for their continued hard work during these challenging times. We truly would not be the company we are today if it wasn’t for their ongoing dedication to MobileIron. The strong foundation we have built provides a great platform for the success and growth in the future with this combination.

To learn more, please check out the press release here.

How to Find Further Information

This communication does not constitute a solicitation of any vote or approval in connection with the proposed acquisition of MobileIron, Inc. (“MobileIron”) by Ivanti, Inc. (the “Merger”).  In connection with the proposed Merger, MobileIron will file a proxy statement with the Securities and Exchange Commission (“SEC”), which MobileIron will furnish with any other relevant documents to its stockholders in connection with the Special Meeting of the Stockholders to vote on the Merger.  BEFORE MAKING ANY VOTING DECISION, WE URGE STOCKHOLDERS TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MOBILEIRON AND THE PROPOSED MERGER.  The proposals for the merger will be made solely through the proxy statement.  In addition, a copy of the proxy statement (when it becomes available) may be obtained free of charge from Investor Relations Department at MobileIron, Inc., 490 East Middlefield Road, Mountain View, CA 94043.  Security holders also will be able to obtain, free of charge, copies of the proxy statement and any other documents filed by MobileIron with the SEC in connection with the proposed Merger at the SEC’s website at http://www.sec.gov, and at the companies’ website at www.mobileiron.com.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on current expectations, estimates and projections about, among others, the industry, markets in which the Company operates, and the transactions described in this Current Report on Form 8-K. While the Company’s management believes the assumptions underlying its forward-looking statements and information are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond the control of the Company’s management. These risks include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against the Company and others following announcement of the Merger Agreement; (3) the inability to complete the Merger due to the failure to obtain stockholder approval or the failure to satisfy other conditions to completion of the Merger; (4) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the Merger; (5) the impact, if any, of the announcement or pendency of the Merger on the Company’s relationships with customers; (6) the amount of the costs, fees, expenses and charges related to the Merger and the actual terms of certain financings that will be obtained for the Merger; and (7) other risks that are set forth under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020 and June 30, 2020. All forward-looking statements speak only as of the date of this Current Report on Form 8-K or, in the case of any document incorporated by reference, the date of that document. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are qualified by the cautionary statements in this section. We undertake no obligation to update or publicly release any revisions to forward-looking statements to reflect events, circumstances or changes in expectations after the date of this Current Report on Form 8-K.

Participants in the Solicitation

The directors and officers of MobileIron may be deemed to be participants in the solicitation of proxies in connection with the approval of the proposed transaction.  Information regarding MobileIron’s directors and officers and their respective interests in MobileIron by security holdings or otherwise is available in its most recent Annual Report on Form 10-K filed with the SEC and its most recent definitive Proxy Statement on Schedule 14A filed with the SEC.  Additional information regarding the interests of such potential participants is or will be included in the proxy statement and other relevant materials to be filed with the SEC, when they become available, including in connection with the solicitation of proxies to approve the proposed Merger.

The following email was made available to customers of MobileIron, Inc.:

Subject Line:  Announcement — The Next Horizon of the MobileIron Journey

Dear [Customer Name],

I’m writing to share exciting news about the future of MobileIron. Today, we announced that we have entered into a definitive agreement to be acquired by Ivanti, a leading provider of enterprise-grade intelligent IT management and security software solutions. Ivanti has also entered into an agreement to acquire Pulse Secure, a leading provider of secure access solutions for people, devices, things and services. You can learn more about the announcement from the press release that we issued this morning.

We are excited about this unique combination, which brings together three highly complementary businesses to create a powerful market leader in Unified Endpoint Management (UEM), Zero Trust Security, and Enterprise Service Management (ESM) — and the only company on the market that provides end-to-end coverage. The addition of MobileIron and Pulse Secure to Ivanti’s product portfolio will further strengthen its core product offerings, extending their solutions to every device. This strategic transaction comes at a critical time when technology companies across the board are looking for opportunities to address the market demand for the future of work in an “Everywhere Enterprise,” which enables a secure workforce as more and more people are working from anywhere on any device. Additionally, customers will benefit from the expanded scale, corporate resources, service capabilities and financial flexibility that the merger and combined hyper-automation platform will deliver.

More specifically, Ivanti leverages AI and machine learning to ensure devices take actions autonomously. By bringing MobileIron and Pulse Secure into the Ivanti portfolio, organizations can manage and secure users, devices, data, and access to ensure that every single device in an organization is covered, while delivering a contextual personalized employee experience.

Importantly, today’s news will not change our business relationship with you. The transaction is expected to be completed late in the fourth quarter of 2020, subject to approval by MobileIron stockholders and the satisfaction of regulatory and customary closing conditions. Until then, MobileIron will continue to operate as an independent company. Your point of contact at MobileIron will remain the same. Additionally, support and professional services will remain operational as usual. You can be sure that providing outstanding customer service remains our top priority and we remain committed to supporting you.

We will keep you informed of developments as we have them. In the meantime, please feel free to get in touch with us to discuss any questions you may have.

Thank you for your continued partnership.

Best regards,

Simon Biddiscombe

CEO, MobileIron

How to Find Further Information

This communication does not constitute a solicitation of any vote or approval in connection with the proposed acquisition of MobileIron, Inc. (“MobileIron”) by Ivanti, Inc. (the “Merger”).  In connection with the proposed Merger, MobileIron will file a proxy statement with the Securities and Exchange Commission (“SEC”), which MobileIron will furnish with any other relevant documents to its stockholders in connection with the Special Meeting of the Stockholders to vote on the Merger.  BEFORE MAKING ANY VOTING DECISION, WE URGE STOCKHOLDERS TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MOBILEIRON AND THE PROPOSED MERGER.  The proposals for the merger will be made solely through the proxy statement.  In addition, a copy of the proxy statement (when it becomes available) may be obtained free of charge from Investor Relations Department at MobileIron, Inc., 490 East Middlefield Road, Mountain View, CA 94043.  Security holders also will be able to obtain, free of charge, copies of the proxy statement and any other documents filed by MobileIron with the SEC in connection with the proposed Merger at the SEC’s website at http://www.sec.gov, and at the companies’ website at www.mobileiron.com.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on current expectations, estimates and projections about, among others, the industry, markets in which the Company operates, and the transactions described in this Current Report on Form 8-K. While the Company’s management believes the assumptions underlying its forward-looking statements and information are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond the control of the Company’s management. These risks include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against the Company and others following announcement of the Merger Agreement; (3) the inability to complete the Merger due to the failure to obtain stockholder approval or the failure to satisfy other conditions to completion of the Merger; (4) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the Merger; (5) the impact, if any, of the announcement or pendency of the Merger on the Company’s relationships with customers; (6) the amount of the costs, fees, expenses and charges related to the Merger and the actual terms of certain financings that will be obtained for the Merger; and (7) other risks that are set forth under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020 and June 30, 2020. All forward-looking statements speak only as of the date of this Current Report on Form 8-K or, in the case of any document incorporated by reference, the date of that document. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are qualified by the cautionary statements in this section. We undertake no obligation to update or publicly release any revisions to forward-looking statements to reflect events, circumstances or changes in expectations after the date of this Current Report on Form 8-K.

Participants in the Solicitation

The directors and officers of MobileIron may be deemed to be participants in the solicitation of proxies in connection with the approval of the proposed transaction.  Information regarding MobileIron’s directors and officers and their respective interests in MobileIron by security holdings or otherwise is available in its most recent Annual Report on Form 10-K filed with the SEC and its most recent definitive Proxy Statement on Schedule 14A filed with the SEC.  Additional information regarding the interests of such potential participants is or will be included in the proxy statement and other relevant materials to be filed with the SEC, when they become available, including in connection with the solicitation of proxies to approve the proposed Merger.

The following email was made available to employees of MobileIron, Inc.:

Subject: Important Announcement

Team,

I am reaching out to share some exciting news. Moments ago, we announced that we have entered into a definitive agreement to be acquired by Ivanti, a leading provider of enterprise-grade intelligent IT management and security software solutions based in Salt Lake City, UT. Under the terms of the agreement, Ivanti will acquire all outstanding shares of MobileIron common stock for approximately $872 million, or $7.05 in cash per share. Ivanti has also entered into an agreement to acquire Pulse Secure, a leading provider of zero trust secure access solutions for people, devices, things and services. Through this combination, we will become a world-class market leader in Unified Endpoint Management, Zero Trust Security and Enterprise Service Management with the most comprehensive set of solutions that addresses increased market demand for the future of work in the “Everywhere Enterprise” — which enables a secure workforce as more and more people are working from anywhere on any device.  For more information on what this means for MobileIron, I encourage you to read our company press release here.

As you know, over the past few months we’ve taken meaningful actions to strengthen the foundation of our business and position MobileIron for sustainable, long-term growth in the current environment. Thanks to our team’s strong focus and execution, we’ve made great progress and have positioned the company well for the future. The value we provide our enterprise customers is more important than ever in this new normal, and our comprehensive set of offerings is uniquely positioned to meet the challenges in today’s increasingly remote world. This, along with our talented team and customer-centric culture, were some of the main reasons why Ivanti was attracted to MobileIron. I personally am very excited about this transaction, and I am confident that joining forces with Ivanti and Pulse Secure is the best path forward for our customers, employees and stockholders. I look forward to working with Ivanti Chairman and CEO Jim Schaper, who will continue to lead the combined company once the deal is closed.

It’s important to remember that today’s news is just the first step in the process of the combination. The close of the transaction is expected late in the fourth quarter of 2020, subject to approval by MobileIron stockholders and the satisfaction of regulatory and customary closing conditions. Until the close, our companies will continue to operate independently, so it remains critical that we operate as though its business as usual for us. It is paramount that we remain focused on providing outstanding customer service and delivering excellent execution of services like we always do. It is also important that you do not coordinate with Ivanti or Pulse Secure employees or engage with them directly at this time.

We are committed to keeping you informed as we work through the integration process. As with all confidential business matters, please do not share confidential information publicly, and please send all media inquiries to Becca Chambers at bchambers@mobileiron.com.

I know you will have questions about what this means for MobileIron, and each of you as employees. Later today, I will be holding an All Hands meeting at 8:15am PT to share more details about the combination. I encourage you to tune in and I will do my best to answer any questions you have. You should have received an invitation to the All Hands already.

On behalf of our Board of Directors and the entire management team, I want to thank you all for your continued hard work during these challenging times. We truly would not be the company we are today if it wasn’t for your ongoing dedication to MobileIron. The strong foundation we have built provides a great platform for the success and growth in the future with this combination. Looking forward to chatting with you shortly.

Sincerely,

Simon

How to Find Further Information

This communication does not constitute a solicitation of any vote or approval in connection with the proposed acquisition of MobileIron, Inc. (“MobileIron”) by Ivanti, Inc. (the “Merger”).  In connection with the proposed Merger, MobileIron will file a proxy statement with the Securities and Exchange Commission (“SEC”), which MobileIron will furnish with any other relevant documents to its stockholders in connection with the Special Meeting of the Stockholders to vote on the Merger.  BEFORE MAKING ANY VOTING DECISION, WE URGE STOCKHOLDERS TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MOBILEIRON AND THE PROPOSED MERGER.  The proposals for the merger will be made solely through the proxy statement.  In addition, a copy of the proxy statement (when it becomes available) may be obtained free of charge from the Investor Relations Department at MobileIron, Inc., 490 East Middlefield Road, Mountain View, CA 94043.  Security holders also will be able to obtain, free of charge, copies of the proxy statement and any other documents filed by MobileIron with the SEC in connection with the proposed Merger at the SEC’s website at http://www.sec.gov, and at the companies’ website at www.mobileiron.com.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on current expectations, estimates and projections about, among others, the industry, markets in which the Company operates, and the transactions described in this Current Report on Form 8-K. While the Company’s management believes the assumptions underlying its forward-looking statements and information are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond the control of the Company’s management. These risks include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against the Company and others following announcement of the Merger Agreement; (3) the inability to complete the Merger due to the failure to obtain stockholder approval or the failure to satisfy other conditions to completion of the Merger; (4) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the Merger; (5) the impact, if any, of the announcement or pendency of the Merger on the Company’s relationships with customers; (6) the amount of the costs, fees, expenses and charges related to the Merger and the actual terms of certain financings that will be obtained for the Merger; and (7) other risks that are set forth under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020 and June 30, 2020. All forward-looking statements speak only as of the date of this Current Report on Form 8-K or, in the case of any document incorporated by reference, the date of that document. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are qualified by the cautionary statements in this section. We undertake no obligation to update or publicly release any revisions to forward-looking statements to reflect events, circumstances or changes in expectations after the date of this Current Report on Form 8-K.

Participants in the Solicitation

The directors and officers of MobileIron may be deemed to be participants in the solicitation of proxies in connection with the approval of the proposed transaction.  Information regarding MobileIron’s directors and officers and their respective interests in MobileIron by security holdings or otherwise is available in its most recent Annual Report on Form 10-K filed with the SEC and its most recent definitive Proxy Statement on Schedule 14A filed with the SEC.  Additional information regarding the interests of such potential participants is or will be included in the proxy statement and other relevant materials to be filed with the SEC, when they become available, including in connection with the solicitation of proxies to approve the proposed Merger.

The following communication was made available by MobileIron, Inc. on Twitter:

Tweet:  Big News! We’re excited to announce that MobileIron is joining forces with @GoIvanti and @PulseSecure! Our combined company will meet the increased market demand to secure and enable the #EverywhereEnterprise and #FutureofWork. Read more here: https://mobileiron.social/acquired.

The following communication was made available by MobileIron, Inc. on LinkedIn:

Post: Today is a historic day for MobileIron as we announce that we are joining forces with @Ivanti and @Pulse Secure to create a market leader in Unified Endpoint Management (UEM), #ZeroTrust Security, and Enterprise Service Management (ESM). To learn more, please read our press release at the link below. https://mobileiron.social/acquired.

The following presentation was made available by MobileIron, Inc. on a company wide all-hands call: